Chart Industries SECOND QUARTER 2021 RESULTS Exhibit 99.2

Forward-Looking Statements

CERTAIN STATEMENTS MADE IN THIS PRESENTATION ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING THE COMPANY'S BUSINESS PLANS, INCLUDING STATEMENTS REGARDING COMPLETED DIVESTITURES, ACQUISITIONS AND INVESTMENTS, COST SYNERGIES AND EFFICIENCY SAVINGS, OBJECTIVES, FUTURE ORDERS, REVENUES, MARGINS, EARNINGS OR PERFORMANCE, LIQUIDITY AND CASH FLOW, CAPITAL EXPENDITURES, BUSINESS TRENDS, CLEAN ENERGY MARKET OPPORTUNITIES, GOVERNMENTAL INITIATIVES, INCLUDING EXECUTIVE ORDERS AND OTHER INFORMATION THAT IS NOT HISTORICAL IN NATURE. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY TERMINOLOGY SUCH AS "MAY," "WILL," "SHOULD," "COULD," "EXPECTS," "ANTICIPATES," "BELIEVES," "PROJECTS," "FORECASTS," "OUTLOOK," "GUIDANCE," "CONTINUE," "TARGET," OR THE NEGATIVE OF SUCH TERMS OR COMPARABLE TERMINOLOGY.

FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION OR IN OTHER STATEMENTS MADE BY THE COMPANY ARE MADE BASED ON MANAGEMENT'S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS IMPACTING THE COMPANY AND ARE SUBJECT TO UNCERTAINTIES AND FACTORS RELATING TO THE COMPANY'S OPERATIONS AND BUSINESS ENVIRONMENT, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL, THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE MATTERS EXPRESSED OR IMPLIED BY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS INCLUDE: THE COMPANY'S ABILITY TO SUCCESSFULLY INTEGRATE RECENT ACQUISITIONS AND ACHIEVE THE ANTICIPATED REVENUE, EARNINGS, ACCRETION AND OTHER BENEFITS FROM THESE ACQUISITIONS; SLOWER THAN ANTICIPATED GROWTH AND MARKET ACCEPTANCE OF NEW CLEAN ENERGY PRODUCT OFFERINGS; INABILITY TO ACHIEVE EXPECTED PRICE INCREASES OR CONTINUED VOLATILITY IN RAW MATERIALS COST AND SUPPLY; RISKS RELATING TO THE OUTBREAK AND CONTINUED UNCERTAINTY ASSOCIATED WITH THE CORONAVIRUS (COVID-19) AND THE OTHER FACTORS DISCUSSED IN ITEM 1A (RISK FACTORS) IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q FILED WITH THE SEC, WHICH SHOULD BE REVIEWED CAREFULLY. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT.

THIS PRESENTATION CONTAINS SECOND QUARTER AND YEAR-TO-DATE NON-GAAP FINANCIAL INFORMATION, INCLUDING ADJUSTED BASIC AND DILUTED EPS, ADJUSTED FREE CASH FLOW, AND ADJUSTED GROSS MARGIN. FOR ADDITIONAL INFORMATION REGARDING THE COMPANY'S USE OF NON-GAAP FINANCIAL INFORMATION, AS WELL AS RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE FINANCIAL MEASURES CALCULATED AND PRESENTED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP"), PLEASE SEE THE RECONCILIATION SLIDES TITLED "SECOND QUARTER AND YTD 2021 EARNINGS PER SHARE", "SECOND QUARTER AND YTD 2021 FREE CASH FLOW" AND "ADJUSTED GROSS PROFIT RECONCILIATION" INCLUDED IN, OR IN THE APPENDIX AT THE END OF, THIS PRESENTATION. WITH RESPECT TO THE COMPANY'S 2021 FULL YEAR EARNINGS OUTLOOK, THE COMPANY IS NOT ABLE TO PROVIDE A RECONCILIATION OF THE ADJUSTED EARNINGS PER DILUTED SHARE AND ADJUSTED FREE CASH FLOW BECAUSE CERTAIN ITEMS MAY HAVE NOT YET OCCURRED OR ARE OUT OF THE COMPANY'S CONTROL AND/OR CANNOT BE REASONABLY PREDICTED.

CHART INDUSTRIES, INC. IS A LEADING INDEPENDENT GLOBAL MANUFACTURER OF HIGHLY ENGINEERED EQUIPMENT SERVICING MULTIPLE APPLICATIONS IN THE ENERGY AND INDUSTRIAL GAS MARKETS. OUR UNIQUE PRODUCT PORTFOLIO IS USED IN EVERY PHASE OF THE LIQUID GAS SUPPLY CHAIN, INCLUDING UPFRONT ENGINEERING, SERVICE AND REPAIR. BEING AT THE FOREFRONT OF THE CLEAN ENERGY TRANSITION, CHART IS A LEADING PROVIDER OF TECHNOLOGY, EQUIPMENT AND SERVICES RELATED TO LIQUEFIED NATURAL GAS, HYDROGEN, BIOGAS AND CO2 CAPTURE AMONGST OTHER APPLICATIONS. WE ARE COMMITTED TO EXCELLENCE IN ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE (ESG) ISSUES BOTH FOR OUR COMPANY AS WELL AS OUR CUSTOMERS. WITH OVER 25 GLOBAL LOCATIONS FROM THE UNITED STATES TO ASIA, AUSTRALIA, INDIA, EUROPE AND SOUTH AMERICA, WE MAINTAIN ACCOUNTABILITY AND TRANSPARENCY TO OUR TEAM MEMBERS, SUPPLIERS, CUSTOMERS AND COMMUNITIES. TO LEARN MORE, VISIT WWW.CHARTINDUSTRIES.COM.

© 2021 Chart Industries, Inc. Confidential and Proprietary | 2

Setting the Stage… Expecting Significant Growth This Decade 3

Multiple Macro Tailwinds Creating a "Perfect Storm" in the "Roaring 2020s"

Increasing Global Activity

- Restaurant and travel very active = food & bev activity + CO2 equipment, dosers
- Oil prices $60+ = "legacy" oil and gas applications
- Supply chain shortages = increased manufacturing = more industrial gas usage
- Retrofitting needs across industries are in high demand

Benefitting

- CTS
- HTS
- RSL

Clean Energy Transition

- All industries involved – steel, hotels, transportation, power, retail, etc.
- Private sector funding development and pilot / large scale projects
- Over $500 billion of hydrogen project investments have been announced in 1 yr
- CCUS, water, hydrogen, biogas projects are happening globally

Benefitting

- Specialty
- RSL

Government Support

- British Columbia H2 strategy & Canadian $1.5 billion clean fuel funding announced
- U.S. DOE $52.5 million to accelerate clean hydrogen technologies
- Greece 44B euros in green investments
- India government supporting green hydrogen plan
- These are only a few examples from the past month… the list goes on…

Benefitting

- Specialty
- RSL
- CTS
- HTS

LNG is Active

- Significant increase in gas demand globally
- Spot prices also driving long-term agreement behavior
- 2022-2023 supply/demand needs require additional terminal builds

Benefitting

- Specialty
- RSL
- HTS

© 2021 Chart Industries, Inc. Confidential and Proprietary
4

Chart Records Set in Q2 2021 Include: 5 © 2021 Chart Industries, Inc. Confidential and Proprietary $millions Orders Backlog Sales Specialty Products Hydrogen/Helium Water Treatment HLNG Vehicle Food & Beverage CCUS Space Other Repair, Service, Leasing Cryo-Lease PRS Cryo Tank Solutions Storage Equipment Eng Systems Mobiles Heat Transfer System CHART TOTAL CHART TOTAL $ $447.9 $1,083.9 $322.0

Specialty Near-Term and 2030 Addressable Markets

#	*Specialty Area*	Near-Term TAM ($M)	2030 TAM ($M)	Source of GTLS TAM in 2030
1	Hydrogen & Helium	$2,950	$24,000	• Per new Hydrogen Council report on increasing investment rate and our current market share applied
2	Carbon Capture	850	5,600	• Assumes 30 small commercial 200tpd systems, 30 large industrial systems 2000tpd, 10 large utility systems, small-scale CICI® and utilization/DAC
3	Over-the-Road Trucking	750	2,000	• Based on HLNG adoption for OTR trucking at 10% in India and Europe, 1% Japan and 0.1% in U.S. + associated fueling stations • This TAM equates to 46,100 LNG trucks
4	Water	700	2,300	• Penetration in and growth in odor control (10%), disinfection (12%), pH adjustment (25%) and aeration (15%)
5	Food & Beverage	500	1,000	• European adoption, replacement systems due to age, increased conversion to microbulk CO_2 + market growth = 11% CAGR
6	Cannabis	250	550	• Federal legalization & FDA approvals for CBD in F&B • Assumes a 15.8% CAGR in this period in growhouses, extraction and packaging
7	Space	200	400	• Increased space exploration (both government and private sector) • Ease of access to broader population for space exploration
8	Lasers	200	400	• Increased industrial applications globally
9	Molecules By Rail	200	250	• Limited expansion of the molecules by rail market with the exception of hydrogen expectations which would be included in the H2/He
10	**CHART TOTAL**	**$6,600**	**$36,500**	

**See appendix slide 30 for product and technology descriptions that GTLS offers in each specialty market*

© 2021 Chart Industries, Inc. Confidential and Proprietary

6

Chart's Strategic Acquisitions and Investments

2018 / 2019



2018:
Completes BAHX capacity expansion in La Crosse, WI

2018:
Acquires Skaff Cryogenics

2018:
Acquires VRV

2018:
Divestiture of oxygen concentrator business

2019:
Acquisition of Air-X-Changers

2020

- Divestiture of cryobio product line to Cryoport for $320M cash
- Development Agreement for LH2 automotive
- Completed master supply agreement
- 30M Euro investment with commercial MOU
- Acquisition of cryogenic and H2 trailer business and former microbulk business
- Acquisition of water treatment business
- Investment in Canadian H2 integrator
- Acquisition of SES, carbon capture technology

2021

- $15M Investment and commercial MOU Completed Feb 2, 2021
- Joint development MOU February 10, 2021
- Acquisition of Cryo Technologies for $55 million cash (Feb 16, 2021)
- Investment of $25 million for 5% ownership and commercial MOU (March 31, 2021)
- Intend to be Cornerstone, early investor in forthcoming Five T Hydrogen Fund (50 million Euro investment over coming years)
- Commercial and development MOU (no investment) for control systems and instrumentation in our modular solutions
- Minority investment of 6.5M euros and commercial agreement (May 19, 2021)
- Minority investment of $5 million for 15% ownership and commercial MOU (June 3, 2021)
- Acquisition of L.A. Turbine for $80 million cash (July 1, 2021)

© 2021 Chart Industries, Inc. Confidential and Proprietary
7

Past 12 Months’ Inorganic Deals

#	Company Name	Spec Market	Acquisition or Minority?	Date Closed	Update
1	McPhy	Hydrogen	Minority	10/14/2020	• Working on multiple commercialized large-scale plant opportunities together • Access to Hynamics, French utility, French government
2	Worthington Cryo trailers	Hydrogen/IG	Acquisition	10/15/2020	• Record trailers ordered and in backlog • Q2 2021 LH2 trailer orders of $26.1M
3	BlueInGreen	Water	Acquisition	11/3/2020	• Record water orders with both Chart and BIG together in Q2 (YTD $10.2M compared to full year 2020 of $11.9M and full year 2019 of $4.6M)
4	HTEC	Hydrogen	Minority	12/16/2020	• 3 projects in Canada + 1 in California together • $20M+ in government funding
5	SES	CCUS	Acquisition	12/23/2020	• Working with 111 CCUS customers/potential customers relating to 31 projects
6	Svante	CCUS	Minority	2/2/2021	• Received $25M Ottawa investment • Joint dev for large scale plants with Chart/SES
7	Cryo Technologies	Hydrogen/Helium	Acquisition	2/16/2021	• Over $110 million of projects ordered since acquisition
8	Transform Materials	Hydrogen/Acetylene	Minority	3/31/2021	• Expect 3 plant orders before end of Q1 2022
9	Cryomotive	Hydrogen	Minority	5/19/2021	• R&D stage
10	Earthly Labs	CCUS	Minority	6/3/2021	• YTD have sold ~$175k to Earthly
11	L.A. Turbine	Clean Energy/IG	Acquisition	7/1/2021	• Numerous order inquiries in first two weeks of ownership

8

Q2 2021 Results 9

Second Quarter 2021 Summary

$ millions, except per share amounts

$ millions, except per share amounts *Consolidated*	Q2 2021	Q2 2020	Q2 2019
Orders	**447.9**	**244.5**	**298.4**
% Change		83%	50%
Backlog	**1,083.9**	**686.7**	**742.8**
% Change		58%	46%
Sales	**322.0**	**289.5**	**287.1**
% Change (1)		11% / 19%	12%
Reported GM %	**25.8%**	**28.8% / 27.7%**	**25.0%**
Change (1)		-300 bps / -190 bps	+80 bps
Adjusted GM%	**29.0%**	**29.4% / 28.4%**	**26.5%**
% Change (1)		-40 bps / + 60 bps	+250 bps
Reported diluted EPS	**$0.16**	**$0.39**	**$0.18**
% Change		-59%	-11%
Adjusted diluted EPS (2)	**$0.76**	**$0.45**	**$0.45**
% Change		69%	69%
Reported non-diluted EPS	**$0.18**	**$0.39**	**$0.19**
% Change		-54%	-5%
Adjusted non-diluted EPS (2)	**$0.80**	**$0.45**	**$0.46**
% Change		78%	74%

(1) *Q2 2021 and Q2 2020 included $5 and $24 million respectively for Venture Global's Calcasieu Pass project; when excluding BigLNG, the second figures are the change from Q2 2020 to Q2 2021*

(2) *Excludes the mark-to-market impact of strategic equity investments.*

CHART

Cooler By Design.

Second Quarter 2021 Comments

Record order quarter (third consecutive record order quarter) including one helium liquefaction project resulting in **record backlog** (third consecutive quarter of record backlog)

Sales in line with consensus and as anticipated based on Q1 2021 backlog timing of shipments

Reported and adjusted gross margin as a percent of sales was impacted by raw material cost changes; ~8%-12% price increase in effect as of July 1, 2021

Reported and adjusted non-diluted EPS was in line with our expectations

© 2021 Chart Industries, Inc. Confidential and Proprietary

10

© 2021 Chart Industries, Inc. Confidential and Proprietary 11 Material Cost Impact to Chart: • Secured raw material through end of 2021 via contract, which impacted Q2 2021 inventory levels and free cash flow • Given inventory build in Q2 2021 and second half 2021 anticipated shipment levels, expect inventory levels to decline in both Q3 and Q4 2021 • Q2 2021 costs of materials were impacted, although our agreements allow for surcharge of material escalation which is typically ~3 months delayed for pass through • Price increase went into effect July 1, 2021 averaging ~8% to 12% depending on product category Global Supply Situation • Stainless steel supply cannot meet high demand, in particular in the U.S. where 2 key mills have had direct negative impacts on their availability • Carbon steel is primarily produced in China and China is keeping most capacity for China • Aluminum price staying at near all- time high levels • Already stressed mills are heading into typical summer maintenance season Market Price Changes Since January 2021 on Chart’s 3 biggest areas of material spend: Stainless +21% Carbon Steel +41% Aluminum +22%

12 Specialty Products © 2021 Chart Industries, Inc. Confidential and Proprietary 36.5% 34.4% Q1 FY21 Q2 FY21 35.0% 34.4% Q2 FY20 Q2 FY21 $77.3 $106.8 Q1 FY21 Q2 FY21 $48.6 $106.8 Q2 FY20 Q2 FY21 $144.5 $190.6 Q1 FY21 Q2 FY21 $64.4 $190.6 Q2 FY20 Q2 FY21 +196.0% +31.9% +119.8% +38.2% -60 bps -210 bps Orders Sales Gross Margin Adjusted Gross Margin 35.2% 36.0% Q2 FY20 Q2 FY21 37.5% 36.0% Q1 FY21 Q2 FY21 +80 bps -150 bps Q2 2021 Compared to Q2 2020 • Backlog up $228.2 million driven by hydrogen (+$169.0M), Food & Beverage and Other • 30 hydrogen trailers in backlog as of 6/30/2021 (historical record trailers built in any given year was 9) Q2 2021 Compared to Q1 2021 • Beverage tank orders increased 12% over Q1 2021 with June beverage tank orders the highest month since January 2020 • HLNG vehicle tank demand continues as we are seeing broad based acceptance of LNG vehicles, including Q2 2021 orders for various LNG buses • Booked Russian helium liquefaction project for over $40 million in Q2 2021

© 2021 Chart Industries, Inc. Confidential and Proprietary 13 Our Hydrogen Progress Orders $ M Q1 2020 $4.2 Q2 2020 1.2 Q3 2020 9.2 Q4 2020 23.5 Q1 2021 71.2 Q2 2021 81.9 (1) TAM = Total Addressable Market for Chart existing process and equipment Current TAM GTLS TAM $2.65 Billion • 136 Fueling stations 1 + multiple equipment • 100 hydrogen transports 43 LH2 + 9 GH2 • 25 hydrogen/He liquefiers 3 • 260 storage tanks 69 (+1 July MTD) • 2 Marine Fuel 2 • Space launch tanks 1 • Onboard LH2 tanks 0 (two agreements signed) • 10-15 Transform plants 0 (3-5 expected <12 months) • Cryomotive CcH2 R&D Stage Not included in TAM • Hydrogen pumps • LH2 ISO Containers 1 (July MTD) GTLS Booked in 15 months = $191M • Hydrogen record orders, backlog and sales in Q2 2021 (third consecutive quarter of record historical levels) • Received first liquid hydrogen ISO container (LH2 ISO) order in July 2021 • Introducing commercially available liquid hydrogen onboard vehicle tank (LH2 onboard tank) in August 2021 • Hydrogen test facility actively running in Minnesota with onsite hydrogen filled • Liquid hydrogen pump development and testing on track • Executed joint development agreement with Hyzon Motors for heavy-duty long-haul trucking • Added L.A. Turbine specialty expanders to our portfolio via acquisition (July 1, 2021)

14 Repair, Service & Leasing © 2021 Chart Industries, Inc. Confidential and Proprietary 35.5% 22.2% Q1 FY21 Q2 FY21 34.2% 22.2% Q2 FY20 Q2 FY21 $40.1 $54.6 Q2 FY20 Q2 FY21 $40.5 $41.4 Q1 FY21 Q2 FY21 $41.4 $41.4 Q2 FY20 Q2 FY21 +36.2% -1200 bps -1330 bps Orders Sales Gross Margin +2.2% $41.4 $54.6 Q1 FY21 Q2 FY21 +31.9% Adjusted Gross Margin 35.4% 23.6% Q2 FY20 Q2 FY21 35.7% 23.6% Q1 FY21 Q2 FY21 -1180 bps -1210 bps Q2 2021 Compared to Q2 2020 and Q1 2021 (explanations apply to both): • Sales increased 36% compared to Q2 2020 driven by increase in leasing business • Gross margin as a percent of sales impacted by less quick turn work and less field service work in Q2 2021 • Opened new Richburg, SC (USA) repair and service location in June 2021 • Have 80 customers on repair and service agreements globally, 50% outside of North America

RSL Targeting 20%+ of Chart Revenue

Q2 2021 RSL was 17% of Chart's Total Revenue

Actions Taken:	2018-2019	2020	2021 YTD
Geographic Footprint	• Acquired Skaff (New Hampshire) • Acquired VCT Vogel (Germany)	• Added field service technicians across the United States	• Opened Richburg, SC Greenfield repair & service facility
RSL LTAs with key customers		• Addition of major industrial gas customers repair and service to LTAs (80!)	• New customers on agreements including preventive maintenance in EU
European RSL Capabilities		• Offered leasing option for the first time in EU	• Expanded on-site service & maintenance into 5 more countries (Italy, France, Czech Republic, Slovakia, Belgium)
Remote Monitoring		• Introduced virtual engineers for station/cryogenic equipment monitoring	• Expanded IOT capabilities with investment in Earthly Labs
Portfolio additions with higher % aftermarket		• Acquired BlueInGreen with Treatment as a Service (TaaS) offering	• Acquired L.A. Turbine
Expanded Leasing Fleet		• Invested ~$5M into standard mobile and micro-bulk lease fleet	• Investing another ~$5M into leasing fleet per customers requests

© 2021 Chart Industries, Inc. Confidential and Proprietary
15

16 Cryo Tank Solutions © 2021 Chart Industries, Inc. Confidential and Proprietary $129.5 $175.3 Q1 FY21 Q2 FY21 $85.5 $175.3 Q2 FY20 Q2 FY21 24.3% 23.7% Q1 FY21 Q2 FY21 24.5% 23.7% Q2 FY20 Q2 FY21 $103.9 $97.8 Q1 FY21 Q2 FY21 $105.3 $97.8 Q2 FY20 Q2 FY21 +105.0% -7.1% -5.9% -80 bps -60 bps Orders Sales Gross Margin +35.4% 24.7% 25.9% Q2 FY20 Q2 FY21 24.3% 25.9% Q1 FY21 Q2 FY21 Adjusted Gross Margin +120 bps +160 bps Q2 2021 Compared to Q2 2020: • Record order intake for EMEA & India of $56 million is a 129% improvement when compared to Q2 2020 • Market consumption of bulk tanks continues to be strong with shipments over 200 tanks each quarter in the first half Q2 2021 Compared to Q1 2021: • Record order intake for EMEA & India of $56 million is a 38% improvement when compared to Q1 2021 • Normalized gross margin as a percent of sales of 25.9% is a historical record for CTS Other • Global price increase for most CTS products went into effect July 1, 2021, so we anticipate that some of the Q2 2021 order activity was in advance of the price increases

Products Within Cryo Tank Solutions are Leading Indicators

Record in Q2 2021 indicated by green check mark		
Broad Category	**Subcategory**	**Orders**
Standard Tanks	Jumbo Pressure Vessels	✓
	Large Pressure Vessels	✓
	Standard Tanks VTC/HTC Tanks	✓
Packaged Gas	Dewars	
	Stationary liquid cylinders	✓
	Transportable liquid cylinders	✓
	Misc.	✓
Engineered Systems	Engineered Systems	
	Engineered Tanks	2nd highest
	Vacuum Jacketed Pipe	✓
	Vaporizers	✓
	Dispensers	
Mobile Equipment	Railcars	
	ISO Containers	2nd highest
	Rigid tankers & swap bodies	✓
	Semi trailer/trailers	



- Built Chart China's largest bulk tank in history
- Record medical oxygen equipment orders
- Booked 338 trailers YTD 6/30/2021 compared to 335 FY 2020 and 355 FY 2019
- Second highest sales quarter in history for ISO Containers

© 2021 Chart Industries, Inc. Confidential and Proprietary
17

18 Heat Transfer Systems 22.8% 17.2% Q1 FY21 Q2 FY21 27.5% 17.2% Q2 FY20 Q2 FY21 $69.2 $65.2 Q1 FY21 Q2 FY21 $97.3 $65.2 Q2 FY20 Q2 FY21 $104.9 $48.4 Q1 FY21 Q2 FY21 $55.4 $48.4 Q2 FY20 Q2 FY21 Gross Margin -12.6% -53.9% -1030 bps -560 bps Orders -33.0% -5.8% Sales 28.6% 25.9% Q2 FY20 Q2 FY21 24.9% 25.9% Q1 FY21 Q2 FY21 Adjusted Gross Margin -270 bps +100 bps Q2 2021 Compared to Q2 2020: • Q2 2021 Venture Global Calcasieu Pass revenue of ~$5 million compared to Q2 2020 of ~$24 million • Replacement activity high with plants running at higher capacity factors with changing capture & rejection modes Q2 2021 Compared to Q1 2021: • Q2 2021 Venture Global Calcasieu Pass revenue of ~$5 million compared to Q1 2021 of ~$15 million • Q1 2021 orders included NFE FastLNG • Increasing movement from inquiry (budget quotations) to converting to firm fixed purchase orders in midstream and upstream projects • Quoting activity has increased 30% from April to June Other • If HTS products are used in Specialty or RSL applications, Specialty and RSL will get credit for them in the external reporting © 2021 Chart Industries, Inc. Confidential and Proprietary

Do Not Forget About LNG

- BigLNG and ssLNG Commercial Pipeline is very active
- Considerable Q2 2021 activity in FERC approved mid-scale projects including Venture Global Plaquemines, Cheniere CCL Stage Three and Tellurian's Driftwood Phase 1
- Widespread & strong demand for LNG vehicle tanks, fueling stations and trailers which is supported by more market and government acceptance of LNG
- HLNG vehicle tank activity is strong, with record orders in Q2 2021 including largest LNG bus order in our history
- **No new BigLNG projects are included in our 2021 guidance or 2022 outlook**
- **Small-scale LNG projects that are not yet booked are not included in our 2021 guidance**

Small-scale LNG pipeline is growing.
None of the below in current backlog.

#	Project	Description	Potential Content ($M)	Status
1	Eagle Jacksonville	500 gpd liquefier	$36	LOI in hand but order not yet booked
2	NEC	250 gpd liquefier	$22	LOI in hand but order not yet booked
3	EU Client	10 TPD Biogas liquefier	$4	
4	Gasum	3 individual LBG (bio)	$4.8 each	
5	Confidential	1 MTPA liquefier	$30	
6	SW USA Utility	280k storage/regas	$2.2	
7	S. Africa	300 TPD	$30	
8	USA Confidential	1 MTPA liquefier	$44	
9	Africa Confidential	1.8 MTPA liquefier	$27	
10	Philippines	3.5M storage	$10	
11	S. Africa	4800m3 LNG import to FSRU Barge Complex	$125	

© 2021 Chart Industries, Inc. Confidential and Proprietary
19

Second Quarter and YTD 2021 Earnings Per Share

$ millions, except per share amounts *Continuing Operations*	Q2 2021	Q2 2020	Change v. PY	YTD 2021	YTD 2020	Change v. PY
Net income from continuing operations	*$6.5*	*$13.8*	*($7.3)*	*$32.1*	*$15.9*	*$16.2*
Reported Basic EPS	$0.18	$0.39	($0.21)	$0.90	$0.45	$0.45
1 Restructuring and transaction-related costs (1)	0.31	0.18	0.13	0.42	0.38	0.04
2 Other one-time items (2)	0.10	(0.07)	0.17	0.13	(0.02)	0.15
3 Tax effects (3)	(0.07)	(0.03)	(0.04)	(0.10)	(0.09)	(0.01)
Adjusted Non-diluted EPS (5)	$0.52	$0.47	$0.05	$1.35	$0.72	$0.63
4 Investment equities mark-to-market (4)	0.35	(0.02)	0.37	0.26	0.13	0.13
5 Tax effect (3)	(0.07)	-	(0.07)	(0.05)	(0.02)	(0.03)
Adjusted Non-diluted EPS, excluding strategic equity investment (5)	**$0.80**	**$0.45**	**$0.35**	**$1.56**	**$0.83**	**$0.73**

Reported Diluted EPS	$0.16	$0.39	($0.23)	$0.79	$0.45	$0.34
1 Restructuring and transaction-related costs (1)	0.27	0.18	0.09	0.37	0.38	(0.01)
2 Other one-time items (2)	0.09	(0.07)	0.16	0.12	(0.02)	0.14
3 Tax effects (3)	(0.06)	(0.03)	(0.03)	(0.09)	(0.09)	-
4 Dilution impact of convertible notes	0.03	-	0.03	0.08	-	0.08
5 Investment equities mark-to-market, tax affected (3,4)	0.27	(0.02)	0.29	0.19	0.11	0.08
Adjusted Diluted EPS, excluding strategic equity investment (5)	**$0.76**	**$0.45**	**$0.31**	**$1.46**	**$0.83**	**$0.63**

(1) *On a diluted earnings per share basis: Restructuring costs of $0.02 and $0.01 in Q1 and Q2 2021 respectively; Acquisition and divestiture related costs of $0.03 and $0.05 in Q1 and Q2 2021 respectively; acquisition earnout of $0.02 and $0.03 in Q1 and Q2 2021 respectively; integration and other rightsizing costs of $0.02 and $0.03 in Q1 and Q2 2021 respectively; facility relocation costs of $0.01 and $0.15 in Q1 2021 and Q2 2021 respectively.*

(2) *On a diluted earnings per share basis: COVID-19 related costs of $0.03 Q1 2020; Commercial and legal settlements of $0.02 in Q1 2020 and $0.02 and $0.04 in Q1 and Q2 2021 respectively, gain on sale of a building in China of ($0.07) in Q2 2020, and new facility startup costs of $0.02 and $0.04 in Q1 and Q2 2021 respectively.*

(3) *Tax effect reflects adjustment at normalized periodic rates.*

(4) *Stabilis equity investment mark-to-market in 2020; Stabilis and McPhy equity investments mark-to-market in 2021, tax affected at normalized periodic rates.*

(5) *Adjusted Diluted EPS and Adjusted Non-diluted EPS (non-GAAP measures) are as reported on a historical basis.*

© 2021 Chart Industries, Inc. Confidential and Proprietary 20

2021 & 2022 Outlooks 21

2021 Full Year Sales Outlook (1H to 2H) to Low End

CHART
Cooler By Design.

	1H 2021 Sales Actual	% Growth 1H to 2H	2H 2021 Sales Forecast	VG Calcasieu Pass YOY Change	Specific Projects with 2H expected revenue (2)	Acquisition Impacts	2021 FY Estimate	2020 Sales Actual	FY% growth at low end of range	
Heat Transfer Systems	**134**	**24%**	**167**	**(77)**	**70**	**10**	**304**	**370**	**-18%**	
Heat exchangers/cold boxes/systems	72	30%	93	(77)	70	10	168	220	-23%	A
ACHX/Fans/Expanders	72	15%	83				155	152	2%	
Eliminations	(10)	0%	(10)				(19)	(2)	1193%	
Cryo Tank Solutions	**202**	**23%**	**248**	**-**	**-**	**-**	**450**	**416**	**8%**	
Storage equipment	124	10%	136				260	223	17%	
Engineered systems	37	35%	50				87	90	-3%	
Mobile Equipment	59	35%	80				140	108	29%	
Eliminations	(19)	0%	(19)				(37)	(5)	704%	
Specialty Products	**184**	**10%**	**202**	**-**	**37**	**25**	**448**	**242**	**85%**	
Hydrogen & Helium	31	5%	33		37	25	125	22	465%	B
HLNG	72	-28%	52				124	74	67%	
Food & Beverage	25	35%	34				59	39	52%	
Other	56	50%	84				140	107	31%	
Repair, Service, Leasing	**96**	**1%**	**97**	**-**	**-**	**-**	**193**	**158**	**22%**	
Repair, Service, Leasing	49	0%	49				97	90	8%	
ACHX and Fans Aftermarket	49	2%	50				100	69	43%	
Eliminations	(2)	0%	(2)				(4)	(1)	280%	
Corporate Eliminations	**(6)**	**70%**	(10)	**-**	**-**		**(15)**	**(9)**	**71%**	
Total Chart	**610**	**15%**	**704**	**(77)**	**107**	**35**	**1,380**	**1,177**	**17%**	

(A) Acquisition impact = L.A. Turbine; Specific projects are not called out due to confidentiality purposes but do not include additional ssLNG projects that are not yet booked
(B) Acquisition impact is the Cryo Technologies order for the Russian helium liquefaction project; specific 2H revenue relates to Plug Power hydrogen liquefaction
Note: Totals may not foot due to rounding

© 2021 Chart Industries, Inc. Confidential and Proprietary 22

© 2021 Chart Industries, Inc. Confidential and Proprietary 23 2021 Revenue FY Outlook (Current Vs. Prior to Low End of Guidance Range) As of Q1 2021 As of Q2 2021 Prior 2021 Full Year Sales Outlook 2021 FY Estimate Change Heat Transfer Systems 380 304 (76) Heat exchangers/cold boxes/systems 206 168 (37) ACHX/Fans 176 155 (21) Eliminations (2) (19) (18) Cryo Tank Solutions 443 450 6 Storage equipment 240 260 20 Engineered systems 96 87 (9) Mobile Equipment 112 140 28 Eliminations (5) (37) (32) Specialty Products 373 448 76 Hydrogen & Helium 99 125 26 HLNG 100 124 24 Food & Beverage 43 59 16 Other 131 140 9 Repair, Service, Leasing 179 193 14 Repair, Service, Leasing 104 97 (6) ACHX and Fans Aftermarket 76 100 23 Eliminations (1) (4) (3) Corporate Eliminations (15) (15) (0) Total Chart 1,360 1,380 20 Note: Totals may not foot due to rounding

Full Year 2021 Guidance (Continuing Operations) 24© 2021 Chart Industries, Inc. Confidential and Proprietary Prior Guidance Current Guidance Revenue $1.36 to $1.41B Includes $21M of Calcasieu Pass Includes $30M from CT Non-Diluted Adjusted EPS $3.65 to $4.15 Assumes 18% ETR & 35.5M shares outstanding Capital Expenditures $40M to $50M Adjusted Free Cash Flow $200M to $220M Revenue $1.380 to $1.430B Non-Diluted Adjusted EPS $3.80 to $4.25 Assumes 18% ETR and 35.5M shares outstanding Capital Expenditures $40M to $50M (YTD 6/30/21 spend of $27M) Adjusted Free Cash Flow Approximately $150M

© 2021 Chart Industries, Inc. Confidential and Proprietary 25 Strong Backlog Already Sets 2022 Up Well # Segment Total Backlog 2H 2021 in Backlog 2022 + in Backlog Not in Backlog But With High Probability Comment 1 Total GTLS 1,083.9 624.0 459.9 2 Potential timing shifts from backlog to 2023 0 – (100) 3 2H 2021 orders that will ship in 2022 and typical (non-specific project) book & ship in same year 850 – 1,000 4 ssLNG projects with LOIs but not yet booked until NTP (Eagle Jacksonville, NEC, 1 Confidential) 65 5 Winning ~30% of projects in current comml pipeline that are each greater than $10M and have a +40% probability of moving ahead in this timeframe (ex BigLNG and ex H2 liquefaction) 110 6 Subset of the 25 hydrogen liquefaction projects currently being quoted for 2022 (assume 3 plants) 75 – 115 7 Full year of L.A. Turbine 40 – 50 8 2022 Estimate $1,600-$1,700 9 BigLNG Upside (VG, Cheniere, Tellurian) 2022 Revenue Portion if Booked by June 30, 2022 $175 – $250 Not included 10 Increased manufacturing capacity at Teddy, Tulsa, India and Valencia TBD Not included

And Finally…Another Step in our ESG Journey © 2021 Chart Industries, Inc. Confidential and Proprietary 26

Appendix 27

Second Quarter and YTD 2021 Free Cash Flow

CHART
Cooler By Design.®

$ millions, except per share amounts Consolidated	Q2 2021	Q2 2020	Change v. PY	YTD 2021	YTD 2020	Change v. PY
Net income, adjusted (1)	$24	$24	-	$49	$47	$2
Depreciation and amortization	20	24	(4)	39	47	(8)
Accounts receivable	(33)	11	(44)	(19)	18	(37)
Inventory	(29)	(13)	(16)	(65)	(29)	(36)
Unbilled contract revenues and other assets	(30)	5	(35)	(37)	13	(50)
Accounts payable and other liabilities	(8)	(5)	(3)	(4)	(22)	18
Customer advances and billings in excess of contract revenue	19	9	10	9	6	3
Net Cash Provided By Operating Activities	**($37)**	**$55**	**($92)**	**($28)**	**$80**	**($108)**
Capital expenditures	(15)	(11)	(4)	(27)	(21)	(6)
Free Cash Flow (2)	**($52)**	**$44**	**($96)**	**($55)**	**$59**	**($114)**
Pro-forma adjustments						
Divestiture related tax payments	21		21	25	-	25
Pro-Forma Free Cash Flow (2)	**($31)**	**$44**	**($75)**	**($30)**	**$59**	**($89)**

(1) *"Net income, adjusted" is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Reconciliation to Net Income (U.S. GAAP) is provided in accompanying press release financial tables.*

(2) *"Free Cash Flow" is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilitates useful period-to period comparisons of the Company's operating results.*

© 2021 Chart Industries, Inc. Confidential and Proprietary
28

Prior 2020 Actual Sales to 2021 Sales (to Low End of Range)

	2020 Sales Actual	% Growth Est.	2021	Specific Projects (1)	Specific Projects (2)	Acquisition Impacts	2021 Sales at low end of range	% growth at low end of range	
Heat Transfer Systems	**370**	**3%**	**381**	**(77)**	**77**	**-**	**380**	**3%**	
Heat exchangers/cold boxes/systems	220	3%	226	(77)	57		206	**-6%**	**A, B**
ACHX/Fans	152	3%	156		20		176	**16%**	**C**
Eliminations	(2)	0%	(2)				(2)	**0%**	
Cryo Tank Solutions	**416**	**7%**	**443**	**-**	**-**	**-**	**443**	**7%**	
Storage equipment	223	8%	240				240	**8%**	
Engineered systems	90	7%	96				96	**7%**	
Mobile Equipment	108	4%	112				112	**3%**	
Eliminations	(5)	0%	(5)				(5)	**0%**	
Specialty Products	**242**	**25%**	**303**	**-**	**32**	**38**	**373**	**54%**	
Hydrogen & Helium	22	70%	38		32	30	99	**347%**	**D, F**
HLNG	74	35%	100				100	**35%**	**E**
Food & Beverage	39	10%	43				43	**10%**	
Other	107	15%	123			8	131	**22%**	**G**
Repair, Service, Leasing	**158**	**13%**	**179**	**-**	**-**	**-**	**179**	**13%**	
Repair, Service, Leasing	90	15%	104				104	**15%**	
ACHX and Fans Aftermarket	69	10%	76				76	**10%**	
Eliminations	(1)	0%	(1)				(1)	**0%**	
Corporate Eliminations	**(9)**	**70%**	**(15)**	**-**	**-**		**(15)**	**70%**	**H**
Total Chart	**1,177**	**10%**	**1,291**	**(77)**	**108**	**38**	**1,360**	**16%**	

(A) VG Calcasieu Pass ~$98 million in 2020, $21 million in 2021 full year outlook
(B) Includes FastLNG 2021 revenue portion and 2021 petrochemical project currently in backlog as well as one additional small-scale LNG project expected to be booked in Q2 2021
(C) A portion of the $70 million ACHX order that was booked in Q4 2020 should begin to ship in Q4 2021
(D) Reflects the Q1 2021 Plug Power liquefier orders (2021 revenue portion) and additional equipment orders received in Q1 2021 that will ship in 2H 2021
(E) Increase of HLNG 2021 sales resulting from continued high demand in Q1 2021
(F) Addition of Cryo Technologies (acquisition closed February 16, 2021)
(G) Incremental BlueInGreen revenue in 2021
(H) Increase in intercompany eliminations due to HLNG and ISO container increases
(I) Amounts may not reconcile due to rounding.

© 2021 Chart Industries, Inc. Confidential and Proprietary
29

Our Specialty Markets Near-Term Addressable Market Size ($6.6B)

CHART
Cooler By Design.

700M — Water Treatment

- Improving water quality and wastewater reuse utilize liquid oxygen and CO2 in purification process

Drivers of Size Opportunity

- Regulation on water treatment
- Population growth

750M — Over The Road Trucking

- LNG as alternative fuel to diesel for heavy duty vehicles (lower emissions, engine noise, etc.)

Drivers of Size Opportunity

- Regulations

2,650M — Hydrogen

- H2 vehicle fueling stations, transport equipment and liquefaction storage at H2 production sites
- H2 storage and mobility equipment
- BAHX for H2 liquefaction
- H2 liquefaction
- CcH2 equipment

Drivers of Size Opportunity

- Buildout of hydrogen fueling infrastructure
- Development of "green hydrogen" industry
- Government stimulus packages
- Brand name fast followers

500M — Food & Beverage

- Food preservation equipment
- Nitrogen dosing equipment

Drivers of Size Opportunity

- Nitro-beverage changeover

850M — Carbon & Direct Air Capture

- Air cooled heat exchangers
- Storage tanks
- BAHX and cold boxes

Drivers of Size Opportunity

- Carbon emissions reduction targets
- CO2 supply shortage

250M — Cannabis

- Liquid CO2 storage and supply / delivery systems
- Used in grow houses, CBD oil extraction and packaging

Drivers of Size Opportunity

- Legalization of cannabis
- Regulatory approval for CBD.

300M — Helium Liquefaction

- Helium Liquefaction
- Storage
- ISO Containers
- Transport

Drivers of Size Opportunity

- Differentiated process
- Helium consistently in high demand
- Russia vast natural resources

200M — Molecules By Rail

- Gas by rail tender cars approved for use

Drivers of Size Opportunity

- Legalization of LNG by train in the U.S.
- Expected growth in EU

200M — Industrial Lasers

- High purity liquid nitrogen (gas assist) provides a faster cut and superior edge, free of impurities

Drivers of Size Opportunity

- Uptime requirements in manufacturing
- Reducing steps in production

200M — Space

- Cryogenic liquid propellants are used as fuel for rocket propulsion

Drivers of Size Opportunity

- Proliferation of private space travel industry

© 2021 Chart Industries, Inc. Confidential and Proprietary
30

Adjusted Gross Profit Reconciliation

CHART
Cooler By Design.®

	Three Months Ended June 30, 2021						
$ millions	**Cryo Tank Solutions**	**Heat Transfer Systems**	**Specialty Products**	**Repair, Service & Leasing**	**Intersegment Eliminations**	**Corporate**	**Consolidated**
Sales	$97.8	$65.2	$106.8	$54.6	($2.4)	-	$322.0
Gross Profit as reported (U.S. GAAP)	23.2	11.2	36.7	12.1	-	-	83.2
Restructuring, transaction-related and other one-time costs	2.1	5.7	1.7	0.8	-	-	10.3
Adjusted Gross profit (non-GAAP)	$25.3	$16.9	$38.4	$12.9	-	-	$93.5
Adjusted gross profit margin (non-GAAP)	25.9%	25.9%	36.0%	23.6%	0.0%	0.0%	29.0%

	Three Months Ended June 30, 2020						
$ millions	**Cryo Tank Solutions**	**Heat Transfer Systems**	**Specialty Products**	**Repair, Service & Leasing**	**Intersegment Eliminations**	**Corporate**	**Consolidated**
Sales	$105.3	$97.3	$48.6	$40.1	($1.8)	-	$289.5
Gross Profit as reported (U.S. GAAP)	25.8	26.8	17.0	13.7	-	-	83.3
Restructuring, transaction-related and other one-time costs	0.2	1.0	0.1	0.5	-	-	1.8
Adjusted Gross profit (non-GAAP)	$26.0	$27.8	$17.1	$14.2	-	-	$85.1
Adjusted gross profit margin (non-GAAP)	24.7%	28.6%	35.2%	35.4%	0.0%	0.0%	29.4%

	Three Months Ended June 30, 2019						
$ millions	**Cryo Tank Solutions**	**Heat Transfer Systems**	**Specialty Products**	**Repair, Service & Leasing**	**Intersegment Eliminations**	**Corporate**	**Consolidated**
Sales	$102.9	$93.6	$50.7	$40.7	($0.8)	-	$287.1
Gross Profit as reported (U.S. GAAP)	20.2	17.1	17.2	17.2	-	-	71.7
Restructuring, transaction-related and other one-time costs	5.6	0.4	-	(1.6)	-	-	4.4
Adjusted Gross profit (non-GAAP)	$25.8	$17.5	$17.2	$15.6	-	-	$76.1
Adjusted gross profit margin (non-GAAP)	25.1%	18.7%	33.9%	38.3%	0.0%	0.0%	26.5%

© 2021 Chart Industries, Inc. Confidential and Proprietary
31